UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 15, 2005
DAIMLERCHRYSLER MASTER OWNER TRUST

(Exact name of registrant as specified in its charter)

Delaware	333-106332-02	26-6015118

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 Stanton Christiana Drive, Newark, Delaware 19713

(Address of principal executive offices) (Zip Code)
(248) 427-2565

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8. Other Events
Item 8.01. Other Events
     Attached hereto is a copy of the Monthly Noteholders’ Statement relating to the distributions made on the September 15, 2005 Payment Date to the holders of the Auto Dealer Loan Asset Backed Notes issued by DaimlerChrysler Master Owner Trust.
Section 9. Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:
          (a) Financial statement of businesses acquired:
None
          (b) Pro forma financial information:
None
          (c) Exhibits:

Exhibit 99:	Monthly Noteholders’ Statement, relating to the September 15, 2005 Payment Date.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DaimlerChrysler Master Owner Trust (Registrant)
	By:	DaimlerChrysler Services North America LLC, as
Servicer

	By:	/s/ Mark L. Davis

Mark L. Davis Assistant Controller

Date: September 19, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

99	Monthly Noteholders’ Statement, relating to the September 15, 2005 Payment Date.

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